Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events
34.    Subsequent events
The Bank announced a quarterly cash dividend of $0.25 US dollar cents per share corresponding to the fourth quarter of 2022. The cash dividend was approved by the Board of Directors on February 23, 2023 and was paid on March 28, 2023 to the Bank’s stockholders as of March 10 , 2023 record date.
In February 2023, the Board of Directors approved the grant restricted stock units to certain executives of the Bank with a grant date fair value of $4.6 million or 298,951 shares, out of which 74,744 shares were vested in March 2023. The remaining shares will be vested at a rate of 25% each year on the grant date´s anniversary.